Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 (the “Amendment”) to the annual report (the “Report”) of Groupe Danone (the “Company”) on Form 20-F for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof, the undersigned hereby certify that to the best of our knowledge:

1.	The Report, as amended by the Amendment, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report, as amended by the Amendment, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 20, 2006	/s/ Franck Riboud
	Name:	Franck Riboud
	Title:	Chairman and Chief Executive Officer

Date: June 20, 2006	/s/ Antoine Giscard d’Estaing
	Name:	Antoine Giscard d’Estaing
	Title:	Executive Vice-President—Finance, Strategy and Information Systems